Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of L&L Acquisition Corp. (the “Company”) for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John L. Shermyen, Chief Executive Officer of the Company, and Peter Schofield, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John L. Shermyen

John L. Shermyen

Chief Executive Officer

(Principal Executive Officer)

/s/ Peter Schofield

Peter Schofield

Chief Financial Officer

(Principal Financial Officer)

Date: February 29, 2012